UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22983

Eaton Vance NextShares Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Oaktree Diversified Credit NextShares (OKDCC)

Listing Exchange:  The NASDAQ Stock Market LLC

Annual Report

September 30, 2018

NextShares® is a registered trademark of NextShares Solutions LLC. All rights reserved.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing in NextShares, investors should consider carefully the investment objectives, risks, charges and expenses. This and other important information is contained in the prospectus and summary prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2018

Eaton Vance

Oaktree Diversified Credit NextShares

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	28

Federal Tax Information	29

Special Meeting of Shareholders	30

Management and Organization	31

Important Notices	34

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Although geopolitical tensions early in the period involving North Korea rattled markets, accommodative central banks, strong corporate earnings, and global growth muffled the impact of these potential sources of volatility. However, as the year progressed, the growing threat of an international trade war and mounting uncertainties about the course of Brexit raised market worries. Signs of decelerating growth outside the U.S. — as well as concerns about rising inflation and interest rates inside the U.S. — led to an uptick in volatility.

U.S. gross domestic product (GDP) growth accelerated through most of the period, reaching a quarterly annualized rate of 4.2% in the second quarter of 2018, the highest level in four years. Corporate earnings and balance sheets also steadily strengthened and the unemployment rate fell to 3.9% during the period from 4.2% at the start of the period. Wages, which had remained stagnant even as the jobless rate fell, began to rise in the latter stages of the period. Inflation increased modestly with the personal consumption expenditures index rising to nearly 2%, the U.S. Federal Reserve (the Fed) target level.

As the U.S. economy showed signs of accumulating strength, the Fed raised rates three times during the period and projected another hike before the end of 2018 as well as three more in 2019.

Outside the U.S., growth in major economies in the eurozone and China slowed during the period. Eurozone countries shifted away from monetary-easing policies while the Central Bank of China cut interest rates. Both actions contributed to a stronger U.S. dollar. Meanwhile, the Bank of Japan curtailed the easing policies it had pursued since the 2008 financial crisis.

As the Fed adhered to its tightening course, spreads between long- and short-term rates — already unusually narrow at the beginning of the period — converged, further flattening the yield curve. Early in the calendar year, a major U.S. tax cut resulted in a surge in U.S. Treasury bill issuances and large- scale corporate cash repatriation, putting pressure on short-term rates.

Later in the period, a strong supply of issuances from merger- and-acquisition transactions — in addition to concerns about increased leverage and weakening fundamentals in the latter stages of the credit cycle — contributed to widening spreads.

Fund Performance

Eaton Vance Oaktree Diversified Credit NextShares (the Fund) had a total return of 4.10% at net asset value (NAV) for the period between the Fund’s inception on November 15, 2017 and its fiscal year ended September 30, 2018. By comparison, the Fund’s primary benchmark, the ICE BofAML Non-Financial Developed Markets High Yield Constrained Index – Hedged USD (the Index),2 returned 3.85%.

Strength in the U.S. economy in 2018 paved the way for a rising-rate environment. The Fund’s strategic allocation to senior loans and other strategies with floating-rate coupon instruments — such as structured credit, including collateralized loan obligations and certain commercial mortgage-backed securities — benefited Fund performance relative to the Index.

Notably, the returns of these strategies exceeded the Index, with lower volatility and the benefits of a securitized status. This offset the impact of below Index returns from high yield bonds, convertibles, and emerging markets debt held in the Fund during the period.

Market volatility — fueled by an escalating trade war between the U.S. and China — negatively affected the Fund’s convertibles strategies, which are sensitive to equity market movements. However, some of the volatility related to China created buying opportunities for the Fund during the period, particularly in emerging markets debt. The Fund had no allocation to emerging markets debt at the beginning of the period because of the relative risk of such investments, highlighted by emerging markets high yield spreads being similar to U.S. high yield spreads at the time.

Extreme volatility followed in 2018 and the Fund benefited from a negligible allocation early in the period. As spreads widened and opportunities became more attractive, the Fund allocated about 5% of its assets to emerging markets debt at period end.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than indicated. The Fund’s performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com.

2

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Performance2,3

Portfolio Manager Bruce A. Karsh, of Oaktree Capital Management, L.P.

% Cumulative Total Returns	Fund Inception Date	Performance Inception Date	One Year	Five Years	Since Fund Inception
Fund at NAV	11/15/2017	11/15/2017	—	—	4.10%
Fund at Market Price	11/15/2017	11/15/2017	—	—	4.10
ICE BofAML Non-Financial Developed Markets High Yield Constrained Index – Hedged USD	—	—	3.02%	5.68%	3.85%
Blended Benchmark	—	—	4.10	4.92	4.26

% Total Annual Operating Expense Ratios[4]
Gross					1.11%
Net					0.90

% Distribution Rates/Yields[5]
Distribution Rate at NAV					4.04%
SEC 30-day Yield – Subsidized					4.75
SEC 30-day Yield – Unsubsidized					4.42

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Oaktree Diversified Credit NextShares for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than indicated. The Fund’s performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com.

3

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Fund Profile

Credit Quality (% of total investments)6,7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML Non-Financial Developed Markets High Yield Constrained Index – Hedged USD is an unmanaged index of below investment grade corporate bonds from developed market countries. The index excludes financial companies, limits issuer exposure to 2%, and is hedged to the US Dollar. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. S&P/LSTA Leveraged Loan Index is an unmanaged index of institutional leverage loan market. The Blended Index consists of 50% ICE BofAML Non-Financial Developed Markets High Yield Constrained Index – Hedged USD and 50% S&P/ LSTA Leveraged Loan Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s inception.

[3]

Shares of NextShares funds are normally bought and sold in the secondary market through a broker, and may not be individually purchased or redeemed from the fund. In the secondary market, buyers and sellers transact with each other, rather than with the fund. Market trading prices of NextShares are linked to the fund’s next-computed net asset value (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. Buyers and sellers of NextShares will not know the value of their purchases and sales until after the fund’s NAV is determined at the end of the trading day. Market trading prices may vary significantly from anticipated levels. NextShares do not offer investors the opportunity to buy and sell intraday based on current (versus end-of-day) determinations of fund value. NextShares trade execution prices will fluctuate based on changes in NAV. Although limit orders may be used to control trading costs, they cannot be used to control or limit trade execution prices. As a new type of fund, NextShares have a limited operating history and may initially be available through a limited number of brokers. There can be no guarantee that an active trading market for NextShares will develop or be maintained, or that their listing will continue unchanged. Buying and selling NextShares may require payment of brokerage commissions and expose transacting shareholders to other trading costs. Frequent trading may detract from realized investment returns. The return on a shareholder’s NextShares investment will be reduced if the shareholder sells shares at a greater discount or narrower premium to NAV than he or she acquired the shares.

NextShares funds issue and redeem shares only in specified creation unit quantities in transactions by or through authorized participants. In such transactions, a fund issues and redeems shares in exchange for the basket of securities, other instruments and/or cash that the fund specifies each business day. A fund’s basket is not intended to be representative of the fund’s current portfolio positions and may vary significantly from current positions.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratio for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the lowest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 – September 30, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical  Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases and sales of Fund shares. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period* (4/1/18 – 9/30/18)		Annualized Expense Ratio

Actual
$1,000.00	$1,031.20	$4.58	**	0.90%

Hypothetical
(5% return per year before expenses)
$1,000.00	$1,020.60	$4.56	**	0.90%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Portfolio of Investments

Senior Floating-Rate Loans — 36.6%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.4%
TransDigm, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 2.50%), Maturing May 30, 2025		746	$749,190
			$749,190

Business Equipment and Services — 4.8%
Blitz F18-675 GmbH
Term Loan, 3.75%, (2 mo. EURIBOR + 3.75%), Maturing July 31, 2025	EUR	450	$527,104
Fugue Finance B.V.
Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing September 1, 2024	EUR	400	466,646
Kiloutou NewCo
Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing January 31, 2025	EUR	230	269,649
Nets Holding A/S
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 6, 2025	EUR	176	205,513
PI US MergerCo, Inc.
Term Loan, 5.74%, (1 mo. USD LIBOR + 3.50%), Maturing December 20, 2024		498	497,065
Trans Union, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 2.00%), Maturing June 19, 2025		499	500,690
			$2,466,667

Cable and Satellite Television — 2.4%
CSC Holdings, LLC
Term Loan, 4.66%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026		1,247	$1,249,680
			$1,249,680

Chemicals and Plastics — 0.9%
U.S. Silica Company
Term Loan, 6.25%, (1 mo. USD LIBOR + 4.00%), Maturing May 1, 2025		499	$488,616
			$488,616

Containers and Glass Products — 0.5%
CCP Lux Holding S.a.r.l.
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing January 10, 2025	EUR	200	$233,023
			$233,023

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 1.9%
ExGen Renewables IV, LLC
Term Loan, 5.32%, (3 mo. USD LIBOR + 3.00%), Maturing November 28, 2024		488	$492,771
GFL Environmental, Inc.
Term Loan, 1.00%, Maturing May 30, 2025(2)		55	55,387
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing May 30, 2025		444	444,748
			$992,906

Electronics / Electrical — 4.9%
Financial & Risk US Holdings, Inc.
Term Loan, Maturing September 14, 2025(3)	EUR	100	$117,016
Term Loan, Maturing October 1, 2025(3)		750	749,264
Marcel LUX IV S.a.r.l.
Term Loan, Maturing September 26, 2025(3)	EUR	130	151,880
SolarWinds Holdings, Inc.
Term Loan, 5.24%, (1 mo. USD LIBOR + 3.00%), Maturing February 5, 2024		496	499,506
TriTech Software Systems
Term Loan, Maturing August 29, 2025(3)		500	502,344
Vertafore, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 2, 2025		500	502,723
			$2,522,733

Financial Intermediaries — 1.1%
Independent Vetcare Holdings Limited
Term Loan, 5.22%, (1 mo. GBP LIBOR + 4.50%), Maturing January 31, 2024	GBP	260	$338,884
Peer Holding III B.V.
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 8, 2025	EUR	200	231,049
			$569,933

Food Products — 0.4%
Refresco Group B.V.
Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing March 28, 2025	EUR	200	$230,842
			$230,842

Health Care — 8.5%
Auris Luxembourg III S.a.r.l.
Term Loan, Maturing July 20, 2025(3)	EUR	380	$446,478

7	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
CHG Healthcare Services, Inc.
Term Loan, 5.31%, (USD LIBOR + 3.00%), Maturing June 7, 2023(4)		995	$1,001,529
CTC AcquiCo GmbH
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing March 7, 2025		200	199,500
Envision Healthcare Corporation
Term Loan, Maturing September 26, 2025(3)		500	498,750
Gentiva Health Services, Inc.
Term Loan, 6.00%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		500	506,562
Innoviva, Inc.
Term Loan, 6.81%, (3 mo. USD LIBOR + 4.50%), Maturing August 11, 2022		41	41,456
Pearl Intermediate Parent, LLC
Term Loan, 2.08%, (3 mo. USD LIBOR + 2.75%), Maturing February 14, 2025(2)		227	223,425
Term Loan, 4.92%, (1 mo. USD LIBOR + 2.75%), Maturing February 14, 2025		769	756,370
Verscend Holding Corp.
Term Loan, Maturing August 27, 2025(3)		750	754,219
			$4,428,289

Industrial Equipment — 0.3%
TI Luxembourg S.A.
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing February 14, 2025	EUR	140	$163,563
			$163,563

Insurance — 3.4%
Asurion, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2024		499	$502,624
Term Loan - Second Lien, 8.74%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		250	257,552
Mayfield Agency Borrower, Inc.
Term Loan, 6.74%, (1 mo. USD LIBOR + 4.50%), Maturing February 28, 2025		998	1,002,488
			$1,762,664

Lodging and Casinos — 0.9%
Alpha Group S.a.r.l.
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing January 31, 2025	EUR	200	$234,170

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Stars Group Holdings B.V. (The)
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	200	$235,185
			$469,355

Nonferrous Metals / Minerals — 1.0%
American Rock Salt Company, LLC
Term Loan, 5.99%, (1 mo. USD LIBOR + 3.75%), Maturing March 21, 2025		498	$499,832
			$499,832

Oil and Gas — 1.0%
HFOTCO, LLC
Term Loan, 5.00%, (1 mo. USD LIBOR + 2.75%), Maturing June 26, 2025		499	$501,399
			$501,399

Retailers (Except Food and Drug) — 0.4%
EG Group Limited
Term Loan, 5.55%, (3 mo. GBP LIBOR + 4.75%), Maturing February 6, 2025	GBP	149	$194,970
			$194,970

Telecommunications — 1.3%
Securus Technologies Holdings, Inc.
Term Loan, 6.74%, (1 mo. USD LIBOR + 4.50%), Maturing November 1, 2024		99	$99,975
Term Loan, Maturing November 1, 2024(3)		400	401,917
TDC A/S
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing May 31, 2025	EUR	160	187,381
			$689,273

Utilities — 1.5%
Brookfield WEC Holdings, Inc.
Term Loan, 5.99%, (1 mo. USD LIBOR + 3.75%), Maturing August 1, 2025		500	$506,615
Term Loan - Second Lien, 8.99%, (1 mo. USD LIBOR + 6.75%), Maturing August 3, 2026		250	255,104
			$761,719

Total Senior Floating-Rate Loans (identified cost $18,974,664)			$18,974,654

8	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Portfolio of Investments — continued

Corporate Bonds & Notes — 26.1%
Security		Principal Amount* (000’s omitted)	Value

Apparel — 0.2%
Samsonite Finco S.a.r.l.
3.50%, 5/15/26(5)	EUR	110	$124,661
			$124,661

Building Materials — 0.4%
James Hardie International Finance DAC
3.625%, 10/1/26(6)(7)	EUR	100	$117,868
Summit Materials, LLC/Summit Materials Finance Corp.
6.125%, 7/15/23		100	101,918
			$219,786

Chemicals — 0.7%
Braskem Finance, Ltd.
7.375% to 10/10/18(5)(8)		75	$75,375
Chemours Co. (The)
4.00%, 5/15/26	EUR	100	116,534
Monitchem HoldCo 3 S.A.
5.25%, 6/15/21(5)	EUR	150	172,883
			$364,792

Commercial Services — 1.4%
APX Group, Inc.
7.875%, 12/1/22		100	$102,250
Blitz F18-674 GmbH
6.00%, 7/30/26(6)	EUR	100	117,477
Carriage Services, Inc.
6.625%, 6/1/26(6)		225	231,187
Nexi Capital SpA
4.125%, 11/1/23(6)	EUR	105	123,226
TMS International Corp.
7.25%, 8/15/25(6)		170	171,700
			$745,840

Computers — 0.5%
NCR Corp.
6.375%, 12/15/23		255	$260,419
			$260,419

Diversified Financial Services — 0.8%
Intrum Justitia AB
3.125%, 7/15/24(5)	EUR	100	$110,338

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)
LHC3 PLC
4.125%, (4.125% cash or 4.875% PIK), 8/15/24(5)(9)	EUR	125	$145,355
Vantiv, LLC/Vanity Issuer Corp.
3.875%, 11/15/25(5)	GBP	110	140,507
			$396,200

Electric — 0.5%
Genneia S.A.
8.75%, 1/20/22(5)		192	$180,672
8.75%, 1/20/22(6)		91	85,631
			$266,303

Energy – Alternate Sources — 0.3%
Rio Energy S.A./UGEN S.A./UENSA S.A.
6.875%, 2/1/25(5)		200	$164,500
			$164,500

Entertainment — 0.5%
CPUK Finance, Ltd.
4.25%, 2/28/47(5)	GBP	110	$143,703
WMG Acquisition Corp.
4.125%, 11/1/24(5)	EUR	100	120,573
			$264,276

Environmental Control — 0.4%
Covanta Holding Corp.
5.875%, 3/1/24		180	$184,221
			$184,221

Foods — 0.5%
Ingles Markets, Inc.
5.75%, 6/15/23		150	$152,625
Sigma Holdco B.V.
5.75%, 5/15/26(5)	EUR	115	126,324
			$278,949

Forest Products & Paper — 0.3%
WEPA Hygieneprodukte GmbH
3.75%, 5/15/24(5)	EUR	110	$126,656
			$126,656

9	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care – Services — 0.6%
CHS/Community Health Systems, Inc.
6.25%, 3/31/23		295	$281,356
			$281,356

Home Builders — 0.5%
Century Communities, Inc.
5.875%, 7/15/25		250	$233,200
			$233,200

Household Products — 0.5%
Diamond BC B.V.
5.625%, 8/15/25(5)	EUR	120	$130,763
Prestige Brands, Inc.
6.375%, 3/1/24(6)		125	127,031
			$257,794

Insurance — 0.9%
Hub International, Ltd.
7.00%, 5/1/26(6)		200	$200,762
Nationstar Mortgage Holdings, Inc.
8.125%, 7/15/23(6)		245	257,201
			$457,963

Iron & Steel — 0.9%
Metinvest B.V.
8.50%, 4/23/26(6)		500	$477,675
			$477,675

Media — 2.1%
Altice France S.A.
5.625%, 5/15/24(5)	EUR	100	$121,613
Cablevision S.A.
6.50%, 6/15/21(5)		225	222,750
Tele Columbus AG
3.875%, 5/2/25(5)	EUR	110	116,979
Telenet Finance VI Luxembourg SCA
4.875%, 7/15/27(5)	EUR	117	147,432
Univision Communications, Inc.
5.125%, 5/15/23(6)		105	100,800
UPCB Finance IV, Ltd.
4.00%, 1/15/27(5)	EUR	104	124,357
Virgin Media Receivables Financing Notes I DAC
5.50%, 9/15/24(5)	GBP	100	131,113

Security		Principal Amount* (000’s omitted)	Value

Media (continued)
Ziggo Bond Finance B.V.
4.625%, 1/15/25(5)	EUR	100	$115,374
			$1,080,418

Metal Fabricate & Hardware — 0.5%
Grinding Media, Inc./Moly-Cop AltaSteel, Ltd.
7.375%, 12/15/23(6)		265	$276,459
			$276,459

Oil & Gas — 2.9%
CITGO Petroleum Corp.
6.25%, 8/15/22(6)		375	$375,937
Comstock Escrow Corp.
9.75%, 8/15/26(6)		160	160,048
Oasis Petroleum, Inc.
6.875%, 1/15/23		150	152,812
Rio Oil Finance Trust
8.20%, 4/6/28(5)		250	256,250
YPF S.A.
8.75%, 4/4/24(5)		82	81,898
6.95%, 7/21/27(5)		508	446,253
			$1,473,198

Packaging & Containers — 1.5%
ARD Finance S.A.
6.625%, (6.625% cash or 7.375% PIK), 9/15/23(9)	EUR	100	$119,949
BWAY Holding Co.
5.50%, 4/15/24(6)		210	206,974
Guala Closures SpA
3.50%, (3 mo. EURIBOR + 3.50%), 4/15/24(6)(7)(10)	EUR	100	116,975
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
7.00%, 7/15/24(6)		305	310,909
			$754,807

Pharmaceuticals — 1.2%
Bausch Health Companies, Inc.
5.875%, 5/15/23(6)		320	$311,840
Grifols S.A.
3.20%, 5/1/25(5)	EUR	150	176,987
Nidda Healthcare Holding GmbH
3.50%, 9/30/24(5)	EUR	130	151,395
			$640,222

10	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Pipelines — 0.8%
Transportadora de Gas del Sur S.A.
6.75%, 5/2/25(5)		450	$434,250
			$434,250

Real Estate — 1.9%
China Aoyuan Property Group, Ltd.
5.375%, 9/13/22(5)		400	$355,022
Hunt Cos., Inc.
6.25%, 2/15/26(6)		223	208,505
Kennedy-Wilson, Inc.
5.875%, 4/1/24		250	247,500
Times China Holdings, Ltd.
6.60%, 3/2/23(5)		200	179,002
			$990,029

Retail — 0.5%
Rite Aid Corp.
6.125%, 4/1/23(6)		115	$103,644
Suburban Propane Partners L.P./Suburban Energy Finance Corp.
5.50%, 6/1/24		155	153,062
			$256,706

Software — 0.9%
First Data Corp.
5.75%, 1/15/24(6)		100	$101,650
InterXion Holding N.V.
4.75%, 6/15/25(6)	EUR	105	128,069
TeamSystem SpA
4.00%, (3 mo. EURIBOR + 4.00%), 4/15/23(6)(10)	EUR	200	234,079
			$463,798

Telecommunications — 3.3%
CommScope, Inc.
5.50%, 6/15/24(6)		150	$151,687
Frontier Communications Corp.
8.50%, 4/1/26(6)		160	151,800
Intelsat Jackson Holdings S.A.
8.00%, 2/15/24(6)		245	258,404
Level 3 Financing, Inc.
5.375%, 1/15/24		155	155,657
Oi S.A.
10.00%, (10.00% cash or 8.00% cash and 4.00% PIK), 7/27/25(9)		407	421,245

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Plantronics, Inc.
5.50%, 5/31/23(6)		150	$149,625
SES S.A.
4.625% to 1/2/22(5)(8)(11)	EUR	100	120,860
Sprint Communications, Inc.
6.00%, 11/15/22		150	153,375
Sprint Corp.
7.875%, 9/15/23		45	48,594
7.125%, 6/15/24		95	98,919
			$1,710,166

Transportation — 0.6%
Moto Finance PLC
4.50%, 10/1/22(5)	GBP	100	$129,255
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(6)		195	199,631
			$328,886

Total Corporate Bonds & Notes (identified cost $13,530,205)			$13,513,530

Foreign Corporate Bonds — 0.8%
Security		Principal Amount (000’s omitted)	Value

Electric — 0.4%
Pampa Energia S.A., 7.50%, 1/24/27(5)		$240	$213,504
			$213,504

Real Estate — 0.4%
Logan Property Holdings Co., Ltd., 5.25%, 2/23/23(5)		$200	$175,309
			$175,309

Total Foreign Corporate Bonds (identified cost $394,978)			$388,813

Foreign Government Bonds — 0.6%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.3%
Republic of Argentina, 5.875%, 1/11/28		$25	$19,863

11	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Argentina (continued)
Republic of Argentina, 6.625%, 7/6/28		$150	$123,562
			$143,425

Turkey — 0.3%
Republic of Turkey, 6.125%, 10/24/28		$200	$180,802
			$180,802

Total Foreign Government Bonds (identified cost $317,418)			$324,227

Convertible Bonds — 16.2%
Security		Principal Amount* (000’s omitted)	Value

Airlines — 0.2%
ANA Holdings, Inc.
0.00%, 9/19/24(5)	JPY	10,000	$89,443
			$89,443

Auto Manufacturers — 0.2%
Navistar International Corp.
4.50%, 10/15/18		80	$80,048
			$80,048

Biotechnology — 0.4%
BioMarin Pharmaceutical, Inc.
0.599%, 8/1/24		35	$37,389
Illumina, Inc.
0.00%, 6/15/19		35	50,950
Innoviva, Inc.
2.125%, 1/15/23		40	40,625
Ligand Pharmaceuticals, Inc.
0.75%, 5/15/23(6)		51	62,208
			$191,172

Building Materials — 0.2%
Cemex SAB de CV
3.72%, 3/15/20		85	$85,842
			$85,842

Security		Principal Amount* (000’s omitted)	Value

Chemicals — 0.8%
Brenntag Finance B.V.
1.875%, 12/2/22(5)		250	$249,250
Mitsubishi Chemical Holdings Corp.
0.00%, 3/29/24(5)	JPY	10,000	95,824
Toray Industries, Inc.
0.00%, 8/30/19(5)	JPY	10,000	92,633
			$437,707

Coal — 0.5%
RAG-Stiftung
0.00%, 3/16/23(5)	EUR	200	$247,411
			$247,411

Commercial Services — 1.5%
Cardtronics, Inc.
1.00%, 12/1/20		115	$111,276
DP World, Ltd.
1.75%, 6/19/24(5)		200	197,065
Huron Consulting Group, Inc.
1.25%, 10/1/19		120	117,120
Macquarie Infrastructure Corp.
2.875%, 7/15/19		120	119,224
Shanghai Port Group BVI Holding Co., Ltd.
0.00%, 8/9/22(5)		200	209,600
Square, Inc.
0.50%, 5/15/23(6)		30	42,570
			$796,855

Diversified Financial Services — 0.8%
JPMorgan Chase Financial Co., LLC
0.25%, 5/1/23(6)		55	$53,212
Orpar S.A.
0.00%, 6/20/24(5)	EUR	200	240,505
PRA Group, Inc.
3.00%, 8/1/20		115	111,187
			$404,904

Electric — 0.5%
China Yangtze Power International BVI1 Ltd.
0.00%, 11/9/21(5)		200	$217,500
NRG Energy, Inc.
2.75%, 6/1/48(6)		56	59,093
			$276,593

12	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Energy – Alternate Sources — 0.4%
NextEra Energy Partners, L.P.
1.50%, 9/15/20(6)		65	$66,821
Pattern Energy Group, Inc.
4.00%, 7/15/20		125	125,309
			$192,130

Entertainment — 0.1%
Live Nation Entertainment, Inc.
2.50%, 3/15/23(6)		59	$63,896
			$63,896

Health Care – Products — 0.7%
NuVasive, Inc.
2.25%, 3/15/21		40	$50,775
QIAGEN N.V.
0.50%, 9/13/23(5)		200	225,500
Wright Medical Group, Inc.
1.625%, 6/15/23(6)		60	63,713
			$339,988

Health Care – Services — 0.2%
Korian S.A.
2.50% to 1/1/23(5)(8)(11)	EUR	80	$95,292
			$95,292

Holding Company – Diversified — 0.5%
RWT Holdings, Inc.
5.625%, 11/15/19		105	$106,495
Seven Group Holdings, Ltd.
2.20%, 3/5/25(5)	AUD	200	154,148
			$260,643

Internet — 1.0%
Ctrip.com International, Ltd.
1.00%, 7/1/20		87	$85,352
CyberAgent, Inc.
0.00%, 2/17/23(5)	JPY	10,000	103,916
Palo Alto Networks, Inc.
0.75%, 7/1/23(6)		50	52,510
Pandora Media, Inc.
1.75%, 12/1/20		90	87,140
Q2 Holdings, Inc.
0.75%, 2/15/23(6)		38	45,004

Security		Principal Amount* (000’s omitted)	Value

Internet (continued)
Twitter, Inc.
0.25%, 9/15/19		115	$111,635
Wix.com, Ltd.
0.00%, 7/1/23(6)		55	58,700
			$544,257

Investment Companies — 0.3%
Goldman Sachs BDC, Inc.
4.50%, 4/1/22		100	$101,298
New Mountain Finance Corp.
5.00%, 6/15/19		60	60,673
			$161,971

Iron & Steel — 0.5%
Angang Steel Co., Ltd.
0.00%, 5/25/23(5)	HKD	2,000	$254,843
			$254,843

Media — 0.2%
DISH Network Corp.
3.375%, 8/15/26		40	$38,251
Liberty Media Corp.
1.00%, 1/30/23		25	29,277
2.125%, 3/31/48(6)		55	54,442
			$121,970

Mining — 0.2%
SSR Mining, Inc.
2.875%, 2/1/33		115	$113,203
			$113,203

Oil & Gas — 0.5%
Ensco Jersey Finance, Ltd.
3.00%, 1/31/24		70	$69,871
Nabors Industries, Inc.
0.75%, 1/15/24		55	43,025
Whiting Petroleum Corp.
1.25%, 4/1/20		140	134,617
			$247,513

Oil & Gas Services — 0.3%
SEACOR Holdings, Inc.
3.00%, 11/15/28		120	$116,938

13	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Oil & Gas Services (continued)
Weatherford International, Ltd.
5.875%, 7/1/21		35	$33,048
			$149,986

Pharmaceuticals — 0.5%
Herbalife, Ltd.
2.625%, 3/15/24(6)		56	$60,164
Teva Pharmaceutical Finance Co., LLC
0.25%, 2/1/26		90	84,622
Toho Holdings Co., Ltd.
0.00%, 6/23/23(5)	JPY	10,000	94,504
			$239,290

Real Estate — 1.5%
ADLER Real Estate AG
2.50%, 7/19/21(5)	EUR	674	$129,316
CA Immobilien Anlagen AG
0.75%, 4/4/25(5)	EUR	100	134,740
Consus Real Estate AG
4.00%, 11/29/22(5)	EUR	200	226,986
Forestar Group, Inc.
3.75%, 3/1/20		115	115,008
Nexity S.A.
0.125%, 1/1/23(5)	EUR	235	181,743
			$787,793

Real Estate Investment Trusts (REITs) — 2.2%
Apollo Commercial Real Estate Finance, Inc.
4.75%, 8/23/22		85	$84,536
Arbor Realty Trust, Inc.
5.25%, 7/1/21(6)		55	55,619
Blackstone Mortgage Trust, Inc.
4.375%, 5/5/22		75	75,194
Colony Capital, Inc.
3.875%, 1/15/21		426	403,224
Cromwell SPV Finance Pty, Ltd.
2.50%, 3/29/25(5)	EUR	100	114,363
IH Merger Sub, LLC
3.50%, 1/15/22		65	71,765
KKR Real Estate Finance Trust, Inc.
6.125%, 5/15/23(6)		100	102,062
PennyMac Corp.
5.375%, 5/1/20		120	119,829

Security	Principal Amount* (000’s omitted)	Value

Real Estate Investment Trusts (REITs) (continued)
Redwood Trust, Inc.
5.625%, 7/15/24	60	$59,363
Resource Capital Corp.
6.00%, 12/1/18	75	75,645
		$1,161,600

Retail — 0.5%
Carrefour S.A.
0.00%, 3/27/24(5)	200	$183,250
EZCORP, Inc.
2.125%, 6/15/19	60	59,605
Vitamin Shoppe, Inc.
2.25%, 12/1/20	50	43,438
		$286,293

Semiconductors — 0.1%
Inphi Corp.
1.125%, 12/1/20	25	$28,931
		$28,931

Software — 0.4%
Atlassian, Inc.
0.625%, 5/1/23(6)	30	$39,332
Guidewire Software, Inc.
1.25%, 3/15/25	45	48,312
Nuance Communications, Inc.
1.25%, 4/1/25	58	59,990
Verint Systems, Inc.
1.50%, 6/1/21	51	52,781
		$200,415

Telecommunications — 0.2%
Finisar Corp.
0.50%, 12/15/36	90	$82,669
GCI Liberty, Inc.
1.75%, 9/30/46(6)	40	44,162
		$126,831

Transportation — 0.6%
Golar LNG, Ltd.
2.75%, 2/15/22	188	$197,070

14	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Transportation (continued)
Nagoya Railroad Co., Ltd.
0.00%, 12/11/24(5)	JPY	10,000	$97,056
			$294,126

Venture Capital — 0.2%
Hercules Capital, Inc.
4.375%, 2/1/22		115	$111,717
			$111,717

Total Convertible Bonds (identified cost $8,388,907)			$8,392,663

Asset-Backed Securities — 10.6%
Security		Principal Amount (000’s omitted)	Value
BSPRT Issuer, Ltd.
Series 2017-FL1, Class C, 6.408%, (1 mo. USD LIBOR + 4.25%), 6/15/27(6)(10)		$250	$253,504
Dryden Senior Loan Fund
Series 2016-43A, Class ER, 8.448%, (3 mo. USD LIBOR + 6.10%), 7/20/29(6)(10)		700	701,433
MidOcean Credit CLO
Series 2014-3A, Class ER, 8.49%, (3 mo. USD LIBOR + 6.20%), 4/21/31(6)(10)		500	495,927
Series 2017-7A, Class F, 10.439%, (3 mo. USD LIBOR + 8.10%), 7/15/29(6)(10)		750	752,771
Nassau, Ltd.
Series 2017-IIA, Class D, 5.019%, (3 mo. USD LIBOR + 2.68%), 1/15/30(6)(10)		550	542,637
Octagon Investment Partners XIV, Ltd.
Series 2012-1A, Class ER, 10.689%, (3 mo. USD LIBOR + 8.35%), 7/15/29(6)(10)		750	751,122
OZLM, Ltd.
Series 2017-17A, Class D, 8.338%, (3 mo. USD LIBOR + 5.99%), 7/20/30(6)(10)		250	251,072
Regatta X Funding, Ltd.
Series 2017-3A, Class D, 5.086%, (3 mo. USD LIBOR + 2.75%), 1/17/31(6)(10)		250	248,312
TICP CLO I, Ltd.
Series 2015-1A, Class DR, 4.848%, (3 mo. USD LIBOR + 2.50%), 7/20/27(6)(10)		500	496,271

Security	Principal Amount (000’s omitted)	Value
Tralee CLO IV, Ltd.
Series 2017-4A, Class E, 8.448%, (3 mo. USD LIBOR + 6.10%), 1/20/30(6)(10)	$1,000	$995,021

Total Asset-Backed Securities (identified cost $5,456,556)		$5,488,070

Commercial Mortgage-Backed Securities — 12.8%
Security	Principal Amount (000’s omitted)	Value
Ashford Hospitality Trust
Series 2018-KEYS, Class F, 8.158%, (1 mo. USD LIBOR + 6.00%), 5/15/35(6)(10)	$300	$302,742
Barclays Commercial Mortgage Securities Trust
Series 2017-GLKS, Class F, 5.858%, (1 mo. USD LIBOR + 3.70%), 11/15/34(6)(10)	500	500,878
BHMS Mortgage Trust
Series 2018-ATLS, Class E, 5.158%, (1 mo. USD LIBOR + 3.00%), 7/15/35(6)(10)	300	301,231
BX Trust
Series 2018-GW, Class G, 5.078%, (1 mo. USD LIBOR + 2.92%), 5/15/35(6)(10)	250	253,060
CFCRE Commercial Mortgage Trust
Series 2018-TAN, Class E, 6.446%, 2/15/33(6)	660	675,583
CGGS Commercial Mortgage Trust
Series 2018-WSS, Class E, 5.308%, (1 mo. USD LIBOR + 3.15%), 2/15/37(6)(10)	300	303,398
Citigroup Commercial Mortgage Trust
Series 2018-TBR, Class F, 5.808%, (1 mo. USD LIBOR + 3.65%), 12/15/36(6)(10)	400	404,522
Cosmopolitan Hotel Trust
Series 2017-CSMO, Class F, 5.90%, (1 mo. USD LIBOR + 3.74%), 11/15/36(6)(10)	1,000	1,008,110
DBCCRE Mortgage Trust
Series 2014-ARCP, Class E, 5.099%, 1/10/34(6)(12)	200	190,586
GS Mortgage Securities Corp. Trust
Series 2018-RIVR, Class H, 5.56%, (1 mo. USD LIBOR + 3.40%), 7/15/35(6)(10)	300	298,392
Hilton USA Trust
Series 2016-SFP, Class F, 6.155%, 11/5/35(6)	500	508,006
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2018-LAQ, Class E, 5.158%, (1 mo. USD LIBOR + 3.00%), 6/15/35(6)(10)	300	304,087
Series 2018-PTC, Class D, 5.278%, (1 mo. USD LIBOR + 3.12%), 4/15/31(6)(10)	400	403,514

15	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Rosslyn Portfolio Trust
Series 2017-ROSS, Class F, 5.908%, (1 mo. USD LIBOR + 3.75%), 6/15/33(6)(10)	$354	$354,782
SLIDE
Series 2018-FUN, Class F, 5.07%, (1 mo. USD LIBOR + 3.00%), 6/15/31(6)(10)	175	175,310
Toorak Mortgage Corp.
Series 2018-1, Class A2, 4.949% to 4/25/21, 8/25/21(6)(13)	150	150,357
UBS Commercial Mortgage Trust
Series 2018-NYCH, Class F, 5.979%, (1 mo. USD LIBOR + 3.82%), 2/15/32(6)(10)	500	498,127

Total Commercial Mortgage-Backed Securities (identified cost $6,564,272)		$6,632,685

Short-Term Investments — 1.8%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.19%(14)	954,029	$954,029

Total Short-Term Investments (identified cost $954,029)		$954,029

Total Investments — 105.5% (identified cost $54,581,029)		$54,668,671

Less Unfunded Loan Commitments — (0.4)%		$(219,606)

Net Investments — 105.1% (identified cost $54,361,423)		$54,449,065

Other Assets, Less Liabilities — (5.1)%		$(2,652,104)

Net Assets — 100.0%		$51,796,961

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1G for description.

(3)	This Senior Loan will settle after September 30, 2018, at which time the interest rate will be determined.

(4)

The stated interest rate represents the weighted average interest rate at September 30, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2018, the aggregate value of these securities is $9,096,801 or 17.6% of the Fund’s net assets.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2018, the aggregate value of these securities is $18,501,057 or 35.7% of the Fund’s net assets.

(7)	When-issued security.

(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(9)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(10)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2018.

(11)	Security converts to floating rate after the indicated fixed-rate coupon period.

(12)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2018.

(13)	Multi-step coupon bond. Interest rate represents the rate in effect at September 30, 2018.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2018.

16	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

AUD	5,400	USD	3,925	State Street Bank and Trust Company	10/18/18	$—	$(22)
AUD	4,800	USD	3,555	State Street Bank and Trust Company	10/18/18	—	(85)
EUR	125,000	USD	145,229	State Street Bank and Trust Company	10/18/18	84	—
EUR	106,000	USD	125,144	State Street Bank and Trust Company	10/18/18	—	(1,918)
HKD	1,943,000	USD	247,796	State Street Bank and Trust Company	10/18/18	453	—
HKD	93,000	USD	11,861	State Street Bank and Trust Company	10/18/18	21	—
HKD	60,000	USD	7,649	State Street Bank and Trust Company	10/18/18	17	—
HKD	44,200	USD	5,635	State Street Bank and Trust Company	10/18/18	12	—
JPY	13,500,000	USD	121,303	State Street Bank and Trust Company	10/18/18	—	(2,348)
USD	148,048	AUD	200,000	State Street Bank and Trust Company	10/18/18	3,467	—
USD	3,712	AUD	5,000	State Street Bank and Trust Company	10/18/18	98	—
USD	2,905	AUD	4,000	State Street Bank and Trust Company	10/18/18	13	—
USD	4,268	AUD	5,900	State Street Bank and Trust Company	10/18/18	3	—
USD	3,443	AUD	4,800	State Street Bank and Trust Company	10/18/18	—	(26)
USD	2,693,796	EUR	2,299,432	State Street Bank and Trust Company	10/18/18	20,699	—
USD	2,657,742	EUR	2,268,656	State Street Bank and Trust Company	10/18/18	20,422	—
USD	1,652,039	EUR	1,410,000	State Street Bank and Trust Company	10/18/18	12,909	—
USD	559,595	EUR	477,676	State Street Bank and Trust Company	10/18/18	4,296	—
USD	241,217	EUR	204,929	State Street Bank and Trust Company	10/18/18	2,986	—
USD	128,226	EUR	109,490	State Street Bank and Trust Company	10/18/18	943	—
USD	39,108	EUR	33,400	State Street Bank and Trust Company	10/18/18	280	—
USD	548,944	GBP	419,089	State Street Bank and Trust Company	10/18/18	2,317	—
USD	535,832	GBP	409,078	State Street Bank and Trust Company	10/18/18	2,262	—
USD	11,136	HKD	87,000	State Street Bank and Trust Company	10/18/18	20	—
USD	11,612	HKD	91,000	State Street Bank and Trust Company	10/18/18	—	(15)
USD	509,579	HKD	3,995,000	State Street Bank and Trust Company	10/18/18	—	(844)
USD	414,769	JPY	46,511,000	State Street Bank and Trust Company	10/18/18	4,939	—
USD	93,255	JPY	10,300,000	State Street Bank and Trust Company	10/18/18	2,496	—
USD	95,856	JPY	10,600,000	State Street Bank and Trust Company	10/18/18	2,455	—
USD	93,839	JPY	10,400,000	State Street Bank and Trust Company	10/18/18	2,200	—

						$83,392	$(5,258)

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

AUD	–	Australian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
HKD	–	Hong Kong Dollar
JPY	–	Japanese Yen
USD	–	United States Dollar

17	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Statement of Assets and Liabilities

Assets	September 30, 2018
Unaffiliated investments, at value (identified cost, $53,407,394)	$53,495,036
Affiliated investment, at value (identified cost, $954,029)	954,029
Cash	72,852
Foreign currency, at value (identified cost, $27,675)	27,448
Interest receivable	465,105
Dividends receivable from affiliated investment	2,505
Receivable for investments sold	1,033,979
Receivable for open forward foreign currency exchange contracts	83,392
Total assets	$56,134,346

Liabilities
Payable for investments purchased	$3,960,703
Payable for when-issued securities	233,975
Payable for open forward foreign currency exchange contracts	5,258
Payable to affiliates:
Investment adviser fee	33,939
Operations agreement fee	2,121
Other	12,108
Accrued expenses	89,281
Total liabilities	$4,337,385
Net Assets	$51,796,961

Sources of Net Assets
Paid-in capital	$51,490,135
Distributable earnings	306,826
Total	$51,796,961

Net Asset Value Per Share(1)
($51,796,961 ÷ 5,125,000 shares issued and outstanding)	$10.11

(1)	Reflects a 2-for-1 stock split effective March 9, 2018 (see Note 8).

18	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Statement of Operations

Investment Income	Period Ended September 30, 2018(1)
Interest (net of foreign taxes, $4,545)	$1,934,275
Dividends from affiliated investment	90,665
Total investment income	$2,024,940

Expenses
Investment adviser fee	$354,793
Operations agreement fee	22,175
Trustees’ fees and expenses	2,672
Custodian fee	55,008
Transfer and dividend disbursing agent fees	12,002
Legal and accounting services	87,644
Printing and postage	8,411
Registration fees	6,412
Listing fee	14,700
Intraday pricing fee	10,476
Miscellaneous	2,275
Total expenses	$576,568
Deduct —
Allocation of expenses to affiliate	$174,717
Total expense reductions	$174,717

Net expenses	$401,851

Net investment income	$1,623,089

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(140,690)
Investment transactions — affiliated investment	(554)
Foreign currency transactions	(64,339)
Forward foreign currency exchange contracts	207,236
Net realized gain	$1,653
Change in unrealized appreciation (depreciation) —
Investments	$87,642
Foreign currency	3,948
Forward foreign currency exchange contracts	78,134
Net change in unrealized appreciation (depreciation)	$169,724

Net realized and unrealized gain	$171,377

Net increase in net assets from operations	$1,794,466

(1)	For the period from the start of business, November 15, 2017, to September 30, 2018.

19	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended September 30, 2018(1)
From operations —
Net investment income	$1,623,089
Net realized gain	1,653
Net change in unrealized appreciation (depreciation)	169,724
Net increase in net assets from operations	$1,794,466
Distributions to shareholders	$(1,488,735)
Transactions in Fund shares —
Proceeds from sale of shares	$51,511,209
Cost of shares redeemed	(250,897)
Transaction fees	230,918
Net increase in net assets from Fund share transactions	$51,491,230

Net increase in net assets	$51,796,961

Net Assets
At beginning of period	$—
At end of period	$51,796,961

Changes in shares outstanding(2)
Shares outstanding, beginning of period	—
Shares sold	5,150,000
Shares redeemed	(25,000)
Shares outstanding, end of period	5,125,000

(1)	For the period from the start of business, November 15, 2017, to September 30, 2018.

(2)	Reflects a 2-for-1 stock split effective March 9, 2018 (see Note 8).

20	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Financial Highlights

	Period Ended September 30, 2018(1)(2)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(3)	$0.321
Net realized and unrealized gain	0.036

Total income from operations	$0.357

Less Distributions
From net investment income	$(0.293)

Total distributions	$(0.293)

Transaction fees	$0.046

Net asset value — End of period	$10.110

Total Return on Net Asset Value(4)	4.10	%(5)(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,797
Ratios (as a percentage of average daily net assets):
Expenses	0.90	%(6)(7)
Net investment income	3.65	%(7)
Portfolio Turnover	152	%(5)

(1)	For the period from the start of business, November 15, 2017, to September 30, 2018.

(2)	Per share data reflects a 2-for-1 stock split effective March 9, 2018 (see Note 8).

(3)	Computed using average shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of a market-determined premium or discount. Investment returns assume that all distributions have been reinvested at net asset value.

(5)	Not annualized.

(6)

The investment adviser reimbursed certain operating expenses (equal to 0.39% of average daily net assets for the period ended September 30, 2018). Absent this reimbursement, total return would be lower.

(7)	Annualized.

21	See Notes to Financial Statements.

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Oaktree Diversified Credit NextShares (the Fund) is a diversified series of Eaton Vance NextShares Trust II (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an exchange-traded managed fund operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the 1940 Act. Individual shares of the Fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares, and may not be directly purchased or redeemed from the Fund. Market trading prices for the Fund are directly linked to the Fund’s next-computed net asset value per share (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. The Fund’s investment objective is total return. The Fund commenced operations on November 15, 2017.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained

22

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Notes to Financial Statements — continued

from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At September 30, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

23

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are paid in cash and cannot be automatically reinvested in additional shares of the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period ended September 30, 2018 was as follows:

Period Ended September 30, 2018(1)

Distributions declared from:
Ordinary income	$1,488,735

(1)	For the period from the start of business, November 15, 2017, to September 30, 2018.

During the period ended September 30, 2018, distributable earnings was increased by $1,095 and paid-in capital was decreased by $1,095 due to differences between book and tax accounting for non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$565,687
Deferred capital losses	$(308,404)
Net unrealized appreciation	$49,543

At September 30, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $308,404 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2018, $308,404 are short-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$54,403,134

Gross unrealized appreciation	$570,724
Gross unrealized depreciation	(525,129)

Net unrealized appreciation	$45,595

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.80% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the period ended September 30, 2018, the investment adviser fee amounted to $354,793 or 0.80% (annualized) of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Oaktree Capital Management, L.P. (Oaktree), a registered investment adviser. EVM pays Oaktree a portion of its investment adviser fee for sub-advisory services provided to the Fund.

The Trust, on behalf of the Fund, has entered into an operations agreement with EVM pursuant to which EVM provides the Fund with services required for it to operate as a NextShares exchange-traded managed fund in accordance with the exemptive order obtained by EVM and the Trust. Pursuant to the

24

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Notes to Financial Statements — continued

agreement, the Fund pays EVM a monthly fee at an annual rate of 0.05% of the Fund’s average daily net assets provided the average net assets of NextShares funds sponsored by EVM (“Covered Assets”) are less than $10 billion. The annual rate is reduced if Covered Assets are $10 billion and above. For the period ended September 30, 2018, the operations agreement fee amounted to $22,175 or 0.05% (annualized) of the Fund’s average daily net assets.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90% of the Fund’s average daily net assets through January 31, 2019. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM was allocated $174,717 of the Fund’s operating expenses for the period ended September 30, 2018.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended September 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, aggregated $128,905,600 and $75,466,314, respectively, for the period ended September 30, 2018.

5  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2018 is included in the Portfolio of Investments. At September 30, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $5,258. At September 30, 2018, there were no assets pledged by the Fund for such liability.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to the counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by the counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

25

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at September 30, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$83,392	$(5,258)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Distributable earnings

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Distributable earnings

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$83,392	$(5,258)	$—	$—	$78,134

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

State Street Bank and Trust Company	$(5,258)	$5,258	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the period ended September 30, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$207,236	$78,134

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the period ended September 30, 2018, which is indicative of the volume of this derivative type, was approximately $8,706,000.

6  Capital Share Transactions

The Trust may issue an unlimited number of shares of capital stock (no par value per share) in one or more series (such as the Fund). The Fund issues and redeems shares only in blocks of 25,000 shares or multiples thereof (“Creation Units”). The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the Fund specifies each business day. Creation Units may be purchased or redeemed only by or through Authorized Participants, which are broker-dealers or institutional investors that have entered into agreements with the Fund’s distributor for this

26

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Notes to Financial Statements — continued

purpose. The Fund imposes a transaction fee on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction, which is paid by the Authorized Participants directly to a third-party administrator. In addition, Authorized Participants pay the Fund a variable charge for converting the Basket to or from the desired portfolio composition. Such variable charges are reflected as Transaction fees on the Statement of Changes in Net Assets.

At September 30, 2018, Eaton Vance Corporation and Oaktree owned in the aggregate 97.5% of the outstanding shares of the Fund.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$18,755,048	$—	$18,755,048
Corporate Bonds & Notes	—	13,513,530	—	13,513,530
Foreign Corporate Bonds	—	388,813	—	388,813
Foreign Government Bonds	—	324,227	—	324,227
Convertible Bonds	—	8,392,663	—	8,392,663
Asset-Backed Securities	—	5,488,070	—	5,488,070
Commercial Mortgage-Backed Securities	—	6,632,685	—	6,632,685
Short-Term Investments	—	954,029	—	954,029

Total Investments	$—	$54,449,065	$—	$54,449,065

Forward Foreign Currency Exchange Contracts	$—	$83,392	$—	$83,392

Total	$—	$54,532,457	$—	$54,532,457

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(5,258)	$—	$(5,258)

Total	$—	$(5,258)	$—	$(5,258)

8  Stock Split

The Trustees of the Fund approved a 2-for-1 stock split, effective March 9, 2018. The stock split had no impact on the net assets of the Fund or the overall value of a shareholder’s investment in the Fund.

27

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance NextShares Trust II and Shareholders of Eaton Vance Oaktree Diversified Credit NextShares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Oaktree Diversified Credit NextShares (the “Fund”) (one of the funds constituting Eaton Vance NextShares Trust II), including the portfolio of investments, as of September 30, 2018, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, November 15, 2017, to September 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business November 15, 2017, to September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

28

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

29

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

Nominee for Trustee	Number of Shares
	For	Withheld
Mark R. Fetting	5,000,027	0
Keith Quinton	5,000,027	0
Marcus L. Smith	5,000,027	0
Susan J. Sutherland	5,000,027	0
Scott E. Wennerholm	5,000,027	0

Results are rounded to the nearest whole number.

30

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance NextShares Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2015

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2)  Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2015

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2015

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2015

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2015 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2015

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2015

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

32

Eaton Vance

Oaktree Diversified Credit NextShares

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2014	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2014	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2014	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits delivery of only one copy of fund shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Your broker may household the mailing of your documents indefinitely unless you instruct your broker otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact your broker. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by your broker.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Advisor

Oaktree Capital Management, L.P.

333 South Grand Ave.

Los Angeles, CA 90071

Distributor*

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

30421    9.30.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Oaktree Diversified Credit NextShares (the “Fund”) is a series of Eaton Vance NextShares Trust II (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 9 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the initial fiscal period from the commencement of operations on November 15, 2017 to September 30, 2018 by D&T for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Oaktree Diversified Credit NextShares

Fiscal Period Ended*	9/30/18
Audit Fees	$37,050
Audit-Related Fees(1)	$0
Tax Fees(2)	$16,100
All Other Fees(3)	$0

Total	$53,150

*	Fund commenced operations on November 15, 2017.

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, September 30 and October 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal periods of each Series.

Fiscal Periods Ended*	1/31/17	1/31/18	9/30/18
Audit Fees	$14,000	$14,000	$37,050
Audit-Related Fees(1)	$0	$0	$0
Tax Fees(2)	$9,449	$9,591	$16,100
All Other Fees(3)	$0	$0	$0

Total	$23,449	$23,591	$53,150

*	Information is not presented for fiscal periods ended 9/30/17 and 10/31/17, as no Series in the Trust with such fiscal periods end were in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund (the only series of the Trust) by D&T for the last two fiscal periods of the Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Periods Ended*	1/31/17	1/31/18	9/30/18**
Registrant(1)	$9,449	$9,591	$16,100
Eaton Vance(2)	$46,000	$148,018	$126,485

*	Information is not presented for fiscal periods ended 9/30/17 and 10/31/17 as no Series in the Trust with such fiscal periods end were in operation during such period.
**	The table presents the aggregate fees billed to the Fund for the Fund’s fiscal period from November 15, 2017 (commencement of operations) to September 30, 2018.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance NextShares Trust II

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 26, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 26, 2018